UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2015

AVENUE FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-36839	20-5556885
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 10th Avenue South, Suite 400, Nashville, TN		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(615) 736-6940

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 24, 2015, Avenue Financial Holdings issued a press release announcing that members of the management team will present at the Keefe, Bruyette and Woods’ (KBW) 2015 Community Bank Investor Conference in New York on Tuesday, July 28, 2015. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

As part of the Company’s presentation at the Keefe, Bruyette and Woods’ (KBW) Community Bank Investor Conference in New York on Tuesday, July 28, 2015, the Company will present slides. A copy of the slide presentation is attached as Exhibit 99.2 to this report.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued July 24, 2015.
99.2	Slides presented at the Keefe, Bruyette and Woods’ (KBW) Community Bank Investor Conference in New York on Tuesday, July 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE FINANCIAL HOLDINGS, INC.
(Registrant)

Date: July 28, 2015
By: /s/ Barbara J. Zipperian
Barbara J. Zipperian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued July 24, 2015.
99.2	Slides presented at the Keefe, Bruyette and Woods’ (KBW) Community Bank Investor Conference in New York on Tuesday, July 28, 2015.